SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.          )

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LSB Corporation
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March 31, 2009

30 Massachusetts Avenue North Andover, MA 01845-3460
Main: 978-725-7500 Fax: 978-725-7593 Web: www.riverbk.com
Dear Stockholder:
     You are cordially invited to attend LSB Corporation’s (the “Company”) Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Tuesday, May 5, 2009, at 10:00 a.m.
     Accompanying this letter are the official Notice of Annual Meeting, Proxy Statement and proxy card. The matters listed in the Notice of Annual Meeting are described in detail in the Proxy Statement. At this year’s Annual Meeting, we are asking stockholders to (a) elect three Class A Directors, each to a three-year term, (b) approve the compensation of executive officers in an advisory (non-binding) vote, and (c) ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
     Every stockholder’s vote is important to us. Whether or not you expect to attend the meeting in person, we urge you to submit your proxy card as soon as possible. You may submit your proxy vote by completing the enclosed proxy card and mailing it to the Company in the envelope provided or vote via the telephone or Internet. For stockholders mailing from within the United States, the postage is prepaid. Please complete and submit your proxy card even if you plan to attend the meeting in person.
     We look forward to seeing those of you who are able to attend the meeting.

Sincerely,
/s/ Gerald T. Mulligan
GERALD T. MULLIGAN
President and Chief Executive Officer

LSB CORPORATION
30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 5, 2009
Dear Stockholder:
     The Proxy Statement and the 2008 Annual Report to security holders is available at www.riverbk.com/home/about.stockholder.
     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of LSB Corporation (the “Company”) will be held at 10:00 a.m. local time on Tuesday, May 5, 2009, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:
1.	To elect three Class A Directors for a three-year term.

2.	To approve the compensation of executive officers in an advisory (non-binding) vote.

3.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

4.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.
     Pursuant to the By-Laws, the Board of Directors has fixed the close of business on March 6, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.
     The above matters are described in detail in the accompanying Proxy Statement.

By Order of the Board of Directors,
/s/ Cynthia J. Milne
CYNTHIA J. MILNE
Secretary

March 31, 2009
     PURSUANT TO RULES OF THE FEDERAL DEPOSIT INSURANCE CORPORATION (12 C.F.R. PART 350) AND THE REQUIREMENT THAT RIVER BANK MAKE AVAILABLE ITS ANNUAL DISCLOSURE STATEMENT, ANY PERSON, UPON REQUEST, IS ENTITLED TO RECEIVE A COPY OF THE 2008 ANNUAL REPORT OF THE COMPANY ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). TO RECEIVE A COPY OF THIS REPORT WITHOUT CHARGE, PLEASE WRITE TO: CYNTHIA J. MILNE, SECRETARY, LSB CORPORATION, 30 MASSACHUSETTS AVENUE, NORTH ANDOVER, MASSACHUSETTS 01845.
     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY VOTE AND VOTE IN PERSON, YOU MAY DO SO.

LSB CORPORATION
30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 5, 2009
     This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of LSB Corporation (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts at 10:00 a.m. on Tuesday, May 5, 2009, and any adjournments or postponements thereof (the “Annual Meeting”).
     At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:
1.	To elect three Class A Directors, each for a three-year term, to continue until the Company’s Annual Meeting of Stockholders in the year 2012 and until their successors are duly elected and qualified.

2.	To approve the compensation of executive officers in an advisory (non-binding) vote.

3.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
     This Proxy Statement and the accompanying proxy card are being mailed to stockholders of the Company on or about April 1, 2009, in connection with the solicitation of proxies by the Company for the Annual Meeting.
The Company
     The Company is a one-bank holding company principally conducting business through River Bank (the “Bank”). On July 1, 2001, the Company and the Bank completed a reorganization (the “Reorganization”) in which the Bank became a wholly-owned subsidiary of the Company, the Company adopted the Shareholder Rights and Stock Option Plans of the Bank, and each issued and outstanding share of common stock of the Bank (and accompanying preferred stock purchase rights under the Shareholder Rights Plan) was converted into and exchanged for one share of common stock, par value $.10 per share, of the Company and accompanying preferred stock purchase rights under the Shareholder Rights Plan (the “Common Stock”).
     For purposes of this Proxy Statement, unless the context otherwise requires, any reference to the Company shall be deemed to be a reference to the Company and the Bank.
     On June 26, 2006, the Bank changed its name to River Bank from its previous name of Lawrence Savings Bank.
Record Date; Voting
     The Board of Directors has fixed the close of business on March 6, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof (the “Record Date”). Holders of Common Stock at the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. At the Record Date, the Company had Common Stock of 4,470,941 shares issued and outstanding and each such outstanding share is entitled to one vote at the Annual Meeting.
Quorum and Stockholder Vote Required
     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of Common Stock present or represented by proxy and voting is required to elect each of the three (3) Director nominees.

The approval of the holders of a majority of Common Stock present or represented by proxy and voting is required to approve the compensation of executive officers in an advisory (non-binding) vote and to ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. If the stockholders do not approve the compensation of executive officers, the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering future executive compensation decisions. If the stockholders do not ratify the Audit Committee’s selection of Wolf & Company, P.C., the Audit Committee may consider a change in independent registered public accounting firms for the next year.
     Abstentions and “broker non-votes” will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A “broker non-vote” is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or other nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.
Proxies
     Stockholders of the Company are requested to complete, date, sign, and promptly return the accompanying proxy card in the enclosed envelope or vote via the telephone or Internet. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted FOR the election of the three (3) nominees for Class A Directors listed in the Proxy Statement, FOR approval of the compensation of executive officers, and FOR ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
     Although it is anticipated that all the nominees for Director will be available to serve as Directors if elected, should any one of them be unable to serve, proxies may be voted for the election of a substitute nominee or nominees. It is not anticipated that any matter other than the election of the three Class A Directors, the approval of the compensation of executive officers in an advisory (non-binding) vote, and the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, will be presented at the Annual Meeting. If other matters are properly presented at the Annual Meeting, proxies will be voted in accordance with the discretion of the proxy holders.
     Any properly completed proxy may be revoked at any time before it is voted by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.
     The cost of soliciting proxies will be borne by the Company. Morrow & Co., LLC has been retained to assist in the solicitation process and will be compensated in the estimated amount of $5,000.00. After the initial mailing of this Proxy Statement, officers and other employees of the Company may solicit proxies personally, by telephone or by facsimile without additional compensation. The Company intends to request banks, brokers and other institutions, nominees and fiduciaries who hold Common Stock for beneficial owners to forward the proxy materials to the beneficial owners and to obtain authorizations for the execution of proxies, and will reimburse such institutions and persons for their reasonable expenses.
     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that if a household participates in the householding program, it will receive an envelope containing one set of proxy materials and a separate proxy card for each stockholder account in the household. Please vote all proxy cards enclosed in such a package. The Company will promptly deliver a separate copy of the Proxy Statement or proxy card to you if you contact it at the following address or telephone number: Cynthia Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845; telephone 978-725-7553. If you want to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the address or telephone number above.
     Participation in householding will not affect or apply to any of your other stockholder mailings such as dividend checks, Forms 1099, or account statements. Householding saves money by reducing printing and postage costs and it is environmentally friendly. It also creates less paper for participating stockholders to manage. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee.

     The Company’s Annual Report to Stockholders on Form 10-K, including financial statements for the year ended December 31, 2008, is being mailed to stockholders of record of the Company concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy soliciting material.
     Additional copies of the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC (without exhibits), are available upon written request, without charge, from the Company. Such requests should be directed to Cynthia J. Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845.
PROPOSAL 1
ELECTION OF THREE CLASS A DIRECTORS
     The Board of Directors of the Company currently comprises nine members divided into three classes, Classes A, B and C. The Directors in each class serve for a term of three years, with the terms of the various classes expiring in different years, or until the Directors’ successors are duly elected and qualified. At the Annual Meeting, three Class A Directors will be elected to serve until the Annual Meeting of Stockholders of the Company in the year 2012 or until his or her successor is duly elected and qualified. The Board of Directors has nominated Thomas J. Burke, Marsha A. McDonough and Kathleen Boshar Reynolds for election to the Board of Directors as Class A Directors (each, a “Class A Nominee,” collectively, the “Class A Nominees”). All of the nominees currently serve as Directors of the Company. Unless authority to do so has been withheld or limited in a proxy, it is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the election of the Class A Nominees to the Board of Directors as Class A Directors.
     The Board of Directors anticipates that each of the Nominees will stand for election and serve, if elected, as a Director. However, if any person nominated by the Board of Directors fails to stand for election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.
     At the Annual Meeting, only three Class A Directors will be elected. No Class B or C Directors will be elected. Stockholders may vote for no more than three nominees for Director at the Annual Meeting. The Board of Directors recommends a vote “FOR” all of the Nominees.

BOARD OF DIRECTORS INFORMATION
     The following table sets forth, for the three (3) Nominees standing for election as Directors at the Annual Meeting, the Nominee’s name and, as of February 28, 2009, the Nominee’s age and the date from which the Nominee has served as a Director of the Company and, prior to the Reorganization, the Bank. Similar information is provided for continuing Class B and Class C Directors (collectively, the “Continuing Directors”) whose terms do not expire until the annual meetings of the stockholders of the Company in 2010 and 2011, respectively, and until their successors are duly elected and qualified. Each Nominee and Continuing Director, with the exception of John P. Bachini, Jr., Gerald T. Mulligan, and Fred P. Shaheen, has served as a Director of the Company since July 1, 2001, the effective date of the Reorganization, and prior to that date served as a Director of the Bank. Mr. Mulligan was elected by the Board of Directors and has served as a Director of the Company and the Bank since January 3, 2006. Both Mr. Bachini and Mr. Shaheen have served as Directors of the Company and the Bank since May 6, 2008.

		Trustee or
		Director
Names of Nominees and Continuing Directors	Age	Since

Nominees for Class A Directors (Term expiring 2012)
Thomas J. Burke	68	1985
Marsha A. McDonough	65	1993
Kathleen Boshar Reynolds	53	1991

Continuing Directors Class B (Term expiring 2010)
Malcolm W. Brawn	69	1991
Richard Hart Harrington	72	1995
Fred P. Shaheen	65	2008

Continuing Directors Class C (Term expiring 2011)
John P. Bachini, Jr.	63	2008
Robert F. Hatem	73	1974
Gerald T. Mulligan	63	2006
Principal Occupation of Nominees and Continuing Directors
     John P. Bachini, Jr., CPA, CVA, Manager of New England Valuation and Consulting, LLC and Associate of Edward C. David & Company, CPAs, PLLC since 2007. Formerly Principal of Bachini, David & Company, P.C. (formerly Bachini, Olbricht & Associates, P.C.) from 1991 to 2007.
     Malcolm W. Brawn, Executive Vice President and Secretary of The Andover Companies, Andover, Massachusetts, a property and casualty insurance company.
     Thomas J. Burke, Esq. Of Counsel, Devine Millimet & Branch, P.A., Andover, Massachusetts, since 2007. Formerly Register of Deeds of Northern Essex County, Massachusetts from 1972 to 2006.
     Richard Hart Harrington, CPA, Chairman, Gordon, Harrington & Osborn, P.C., certified public accountants, North Andover, Massachusetts. In addition, Mr. Harrington is a manager of GHO Consulting, LLC, an investment advisory firm, North Andover, Massachusetts.
     Robert F. Hatem, Business Consultant, Lowell, Massachusetts, since 2002 and was previously Executive Assistant to the President, Northern Essex Community College, Lawrence/Haverhill, Massachusetts. Mr. Hatem worked at Raytheon for over 20 years as its Manager, Domestic (USA) Customer Relations for Missiles Systems Division, the company’s largest operating division.
     Marsha A. McDonough, Education Consultant, Falmouth, Massachusetts, since 2003 and was previously Regional Education Officer, U.S. Department of State, Washington, D.C., from August 2000 to November 2003.
     Gerald T. Mulligan, President and Chief Executive Officer of the Company and the Bank since January 2006 and was previously a Lecturer at Babson College from 2002 to 2005 and the President and CEO of Andover Bank, Andover, Massachusetts from 1991 to 2001.

     Kathleen Boshar Reynolds, Director of Development, Boys and Girls Club of Lawrence since July 2007. Formerly Real Estate Management Consultant from 2006 to 2007 and prior to that Sales Manager, Prudential Howe & Doherty, Andover, Massachusetts, a real estate brokerage company, from 2002 to 2006.
     Fred P. Shaheen, President of Shaheen Bros. Inc., a wholesale food distributor, since 2008 and was previously its Principal and Treasurer from 1971 to 2008.
     Each of the Nominees and Continuing Directors has held such position(s) for five or more years with any exceptions noted above.
The Board of Directors and its Committees
     The Board of Directors of the Company held 6 meetings in the fiscal year ended December 31, 2008. Each Continuing Director and Nominee attended at least 75% of the total number of meetings held by the Board and all Committees of the Board on which such Director served during the period of such Director’s service in 2008. The Board of Directors of the Company has determined that each Continuing Director and Nominee who served on the Board of Directors of the Company during 2008, other than Gerald T. Mulligan, is “independent” as defined in the Nasdaq Stock Market, Inc. Independence Rules (the “Nasdaq Rules”) and the Securities and Exchange Commission (the “SEC”) and the Sarbanes-Oxley Act of 2002. In addition, from time to time, the Company obtains services from one or more of its Directors. During 2008, the Bank made payments to Thomas J. Burke of less than $20,000 for legal fees and associated costs on its residential and home equity closings. In reviewing whether these payments would jeopardize his independence, it was determined that approximately half of the payments were reimbursements to Director Burke for out-of-pocket costs related to the recording costs associated with perfecting the Bank’s security interest in the collateral for the underlying loans. After consideration, the Nominating Committee has determined that Director Burke’s exercise of independent judgment has not been, and will not be, adversely affected by this relationship and that this relationship would not adversely affect Director Burke’s status as an “independent director” within the meaning of the Nasdaq Rules and all other applicable laws and standards. Thus, payments to Director Burke for legal services totaling less than $10,000 were deemed to have no impact on his independent status.
     It is the policy of the Company that all Directors should attend each Annual Meeting of Stockholders. All of the Continuing Directors and Nominees attended the Company’s Annual Meeting of Stockholders held on May 6, 2008.
     The Board of Directors of the Company had four standing Committees during fiscal year 2008: an Executive Committee, a Nominating Committee, a Compensation Committee, and an Audit Committee.
     The following table sets forth the four standing Committees of the Board, the members of each Committee, and the number of meetings held by the Board and its Committees during the year ended December 31, 2008.

Name	Board	Audit	Executive	Nominating	Compensation

John P. Bachini, Jr.	x	x	x
Malcolm W. Brawn	x		x	Chair
Thomas J. Burke	Chair		Chair	x	Chair
Richard Hart Harrington	x	Chair	x		x
Robert F. Hatem	x	x	x
Marsha A. McDonough	x		x	x	x
Gerald T. Mulligan	x		x
Kathleen Boshar Reynolds	x	x	x
Fred P. Shaheen	x				x
Number of meetings held in 2008	6	6	0	2	1
Communications with the Board
     Any stockholder who desires to contact the Board of Directors or specific members of the Board of Directors may do so electronically by sending an email to the following address: cmilne@riverbk.com. Alternatively, a stockholder can contact the Board of Directors or specific members of the Board of Directors by writing to: Cynthia J. Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845.

Compensation of Directors
     Board and Committee meetings of the Company usually coincide with Bank meetings. When both the Boards and Committees of the Company and the Bank meet at the same time, there are no separate fees for the Company meeting. When the Company’s Board or Committees meet on separate dates from the Bank meetings, the Company’s Directors are paid $500 for the meeting, except for the Audit Committee members who receive $750 per meeting.
     The members of the Board of Directors of the Bank, except for the Chairman of the Board of Directors and Mr. Mulligan, currently receive an annual retainer of $10,000 plus a fee of $500 for each Committee and Board meeting attended, with the exception of the Audit Committee which has a fee of $750 for each meeting attended. The Chairman of the Board of Directors of the Bank receives an annual retainer of $15,000 plus a fee of $500 for each Board and Committee meeting attended. For all conferences and training meetings attended outside the Bank, each Director is reimbursed only for the cost of the training. The Chair of the various sub-committees each receive an additional retainer of $2,500 per committee.
     Mr. Mulligan does not receive any separate compensation for service as a Director or as a member of any of the Committees of the Board of Directors of either the Company or the Bank.
     See the accompanying table for the various components of the Directors’ compensation for the year ended December 31, 2008. Please note that there were no stock awards, other than fees paid in the form of the Company’s Common Stock, no non-equity incentive plan compensation, change in pension value and non-qualified, deferred compensation in earnings, and no other compensation paid in 2008, and, therefore, that information has been eliminated from the following table. The table specifically excludes Gerald T. Mulligan as Mr. Mulligan does not receive separate compensation as a Director.
DIRECTORS’ COMPENSATION
     The following table sets forth the compensation paid to each Director of the Company for the year ended December 31, 2008.

	Fees Earned	Fees Paid		Total
	or Paid	in Form of	Option	Annual
Name	in Cash	LSBX Stock	Awards	Compensation
John P. Bachini, Jr.	$12,000	$5,026	$2,010	$19,536
Eugene A. Beliveau*	11,750	5,025	—	16,775
Malcolm W. Brawn	19,750	10,051	2,010	31,811
Thomas J. Burke	28,000	10,051	4,020	42,071
Byron R. Cleveland, Jr.*	9,500	5,025	—	14,525
Richard Hart Harrington	26,500	10,051	2,010	38,561
Robert F. Hatem	22,000	10,051	2,010	34,061
Marsha A. McDonough	17,500	10,051	2,010	29,561
Kathleen Boshar Reynolds	20,000	10,051	2,010	32,061
Fred P. Shaheen	12,500	5,026	2,010	19,536

*	No longer a Director of the Company or the Bank effective May 6, 2008.
     Beginning in February 2007, the Directors agreed to have their annual retainer fee paid in the form of stock purchased on the open market. The option awards represent the fair value of the grants at the time of issuance. The option awards were made in December 2007 and 2008 and were 100% vested at the time of grant. The exercise price of the options granted is equal to the closing market price of the Common Stock on the date of the grant.

Discussion of Committees and Reports
     The following discussion presents a few details about each of the Committees of the Board of Directors and the responsibilities delegated to it.
Executive Committee
     All members of the Executive Committee are listed on the previous page. The Executive Committee is vested with authority of the Board on most matters between meetings of the Board.
Nominating Committee
     All members of the Nominating Committee have been determined to be “independent” Directors as defined under applicable requirements of the Nasdaq Stock Market, Inc., the Securities & Exchange Commission and the Sarbanes-Oxley Act of 2002.
     The Nominating Committee is primarily responsible for identifying, evaluating and recommending individuals for nomination or appointment to the Board of Directors of the Company. On January 25, 2007, the Board of Directors approved a revised Nominating Committee Charter which sets forth the responsibilities and duties of the Nominating Committee. The Charter is reviewed annually by the Nominating Committee and is incorporated by reference to Exhibit A of the Proxy Statement for the Company’s 2007 Annual Meeting of Stockholders.
     Pursuant to its Charter, the Nominating Committee’s process for identifying and evaluating nominees for election as Directors of the Company is as follows: (1) in the case of an incumbent Director whose term of office is set to expire, the Nominating Committee reviews such Director’s overall service to the Company during such term, including the Director’s attendance record at meetings of the Board of Directors of the Company and Committees of the Board of Directors of the Company on which the Director may serve, the Director’s tenure as a member of the Board of Directors of the Company and the quality of the Director’s performance on the Board of Directors of the Company and (2) in the case of new Director candidates, the Nominating Committee first conducts an appropriate inquiry into the backgrounds and qualifications of possible candidates in relation to the identified needs of the Board of Directors. The Nominating Committee meets to discuss and consider such candidates’ qualifications, and then selects a candidate for recommendation to the Board of Directors. While the Nominating Committee presently makes decisions by consensus, in the event of disagreement, the Nominating Committee acts by majority vote. With respect to new Director candidates, the Nominating Committee may consider the following factors: a candidate’s reputation, integrity, independence (as defined under the Nasdaq Rules), knowledge, judgment, skills and prior experience (business, professional and otherwise), record of public or community service and connections with or contributions to the local community served by the Bank. Under the Company’s By-Laws, no one may serve as a director if he or she has reached the age of 75 years at the time of election, unless the Board of Directors waives the age limit. The Nominating Committee has authority under its Charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. During the period since the 2008 Annual Meeting of Stockholders, no such consultants or search firms have been used and, accordingly, no fees have been paid to consultants or search firms.
     A stockholder of the Company may nominate one or more individuals for election to the Board of Directors of the Company so long as (a) such stockholder submits a timely written notification to the Secretary of the Company in accordance with the informational requirements discussed below and the notice procedures described in this Proxy Statement under the heading “STOCKHOLDERS PROPOSALS AT 2010 ANNUAL MEETING” and (b) the candidate or candidates nominated has not reached the age of 75 at the time of the election unless the Board waives this requirement. The Nominating Committee will not evaluate the qualifications of such a nominee based on the selection criteria that the Nominating Committee applies to review individuals that it identifies as possible candidates for the Board of Directors of the Company. Rather, the Nominating Committee will review any nomination submitted by a stockholder of the Company solely for the purpose of confirming compliance with the various requirements discussed herein. If the Nominating Committee determines that a nomination made by a stockholder of the Company does not comply with the applicable standards in any material respect, then the Nominating Committee, by majority vote, may reject such stockholder nomination. If the Nominating Committee determines that a stockholder nominee complies with all applicable requirements, then such nominee will be identified in the Company’s Proxy Statement as a stockholder nominee for election as a Director at the Annual Meeting.
     Any stockholder nomination must contain the following information: (1) the nominee’s name, age, business address, residence address, principal occupation or employment, the number of shares of the Company’s common stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder; and (2) as to the stockholder proposing such nominee, that stockholder’s name and address, the number of shares of the Company’s Common Stock the stockholder beneficially owns (and similar stock information with respect to any other stockholder known by such stockholder to be supporting such nominee on the date of such stockholder notice), a description of all arrangements and understandings between the stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting of Stockholders to nominate the person named in its notice and any other information relating to the stockholder that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee being named as a nominee and to serve as a Director if elected.
     No stockholder nomination was received by the Nominating Committee in connection with the 2009 Annual Meeting.
Compensation Committee
     All members of the Compensation Committee have been determined by the Nominating Committee of the Board of Directors to be “independent” as defined under the requirements of the Nasdaq Stock Market, Inc., the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002.
     The responsibilities of the Committee are set forth in its Charter adopted on January 25, 2007. The Charter is reviewed annually by the Compensation Committee and is included by reference to Exhibit B of the Proxy Statement for the Company’s 2007 Annual Meeting of Stockholders. The Committee’s responsibilities include establishing, implementing and monitoring compliance with the Company’s compensation philosophy.
     The Committee has overall responsibility for the compensation of the Company’s directors and officers and other employees and delegates certain of those functions to management. The Committee establishes and reviews all aspects of base salaries, annual cash incentive bonuses, and long-term equity incentives for each Named Executive Officer included in this proxy statement including the establishment or approval of measurement metrics. With respect to executives below this level, the Committee reviews management’s recommendations in a manner similar to that for the Named Executive Officers. In the case of the remaining employees, the Committee reviews, approves, and monitors compensation budgets and proposed methods of generally administering merit changes to base salaries. While retaining oversight, the Committee has delegated to management the determination and administration of employee benefits.
Audit Committee
     The members of the Audit Committee have been determined by the Nominating Committee of the Board of Directors to be “independent” as defined in the Nasdaq Rules, Rule 10A-3 promulgated by the SEC under Section 10A(m)(3) of the Exchange Act and the Sarbanes-Oxley Act of 2002. The Charter of the Audit Committee is reviewed annually and updated as necessary by the Audit Committee and the Board of Directors. The Board of Directors has determined that Richard Hart Harrington is an “audit committee financial expert” as defined in Item 407 of Regulation S-K, as promulgated by the SEC under the Exchange Act. On January 25, 2007, the Audit Committee recommended and the Board of Directors approved a revised Audit Committee Charter and it is included by reference to Exhibit C of the Proxy Statement for the Company’s 2007 Annual Meeting of Stockholders.
     The Audit Committee is primarily responsible for providing independent, objective oversight of the accounting, financial reporting, regulatory, and internal control functions of the Company, the audits of the financial statements of the Company and the appointment and oversight of the Company’s internal and independent registered public accounting firms. In addition, the Audit Committee must pre-approve any non-audit services provided to the Company by the Company’s independent registered public accounting firm.
Audit Committee Report
     The Audit Committee is organized and conducts its business pursuant to a Charter approved by the Board of Directors of the Company. As more specifically set forth in the Charter, the Audit Committee is primarily responsible for overseeing the accounting, financial reporting, regulatory and internal control functions of the Company, the audits of the financial statements of the Company and the appointment and oversight of the Company’s internal auditor and independent registered public accounting firm (“independent auditor”).

     In fulfilling its responsibilities, the Audit Committee has:
•	received the written disclosures and letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), has discussed the independence of Wolf & Company, P.C. and considered whether the provision of non-audit services by Wolf & Company, P.C. is compatible with maintaining auditor independence, and has satisfied itself as to the independence of Wolf & Company, P.C.;

•	reviewed and discussed the audited, consolidated financial statements for the fiscal year ended December 31, 2008, with the Company’s management and Wolf & Company, P.C., its independent registered public accounting firm, including a discussion of the quality and effect of its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Wolf & Company, P.C., including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of Wolf & Company, P.C. regarding the reasonableness of those estimates, and;

•	met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of its financial reporting.
     Based upon its work and the information received in the inquiries outlined above, the Audit Committee has approved the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee,
Richard Hart Harrington (Chairman)
John P. Bachini, Jr.
Robert F. Hatem
Kathleen Boshar Reynolds
Compensation Committee Interlocks and Insider Participation
     Messrs. Burke (Chairman), Harrington, Shaheen and Ms. McDonough served on the Compensation Committee of the Company during the fiscal year ended December 31, 2008. None of the members of the Compensation Committee has ever served as an officer or employee of the Company or the Bank. See also, “Indebtedness of Directors and Management and Certain Transactions with Management and Others”.
     No executive officer of the Company served (i) as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) as a Director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) as a member of the Compensation Committee of another entity, one of whose executive officers served as a Director of the Company.

EXECUTIVE OFFICER INFORMATION
     The following table sets forth, for each of the executive officers of the Company, such person’s name, age and position or office held with the Company and the Bank, as well as other biographical information, as of February 28, 2009.

Name	Position	Age

Gerald T. Mulligan (1)	Director, President and Chief Executive Officer of the Company and the Bank	63

Michael J. Ecker (2)	Executive Vice President and Chief Lending Officer of the Bank, Assistant Treasurer of the Company	57

Stephen B. Jones (3)	Executive Vice President, Retail Banking of the Bank	55

Jacob Kojalo (4)	Executive Vice President, Commercial Lending of the Bank	63

Diane L. Walker (5)	Executive Vice President, Treasurer and Chief Financial Officer of the Company and the Bank	45

Teresa K. Flynn (6)	Senior Vice President, Human Resources of the Bank	50

(1)	Gerald T. Mulligan joined the Company and was elected Director, President and Chief Executive Officer of the Company and the Bank effective January 3, 2006. Information concerning the business experience of Mr. Mulligan has been provided previously in the section entitled “Board of Directors”.

(2)	Michael J. Ecker joined the Company and was elected as Assistant Treasurer of the Company and Executive Vice President and Chief Lending Officer of the Bank in January 2006. Mr. Ecker was Senior Vice President, Construction Lending for Andover Bank from 1991 to 2002. From 2002 until joining the Company, Mr. Ecker was a private investor.

(3)	Stephen B. Jones joined the Bank and was elected Executive Vice President, Retail Banking in January 2006. Mr. Jones was the Senior Vice President, Retail Banking at Provident Bank from 2004 until joining the Bank in 2006. Prior to that, Mr. Jones was Vice President of Compass Consulting Group from 2002 to 2004 specializing in retail development of financial institutions.

(4)	Jacob Kojalo joined the Bank in 1995. Mr. Kojalo was elected Executive Vice President, Commercial Lending of the Bank in December 2005. Mr. Kojalo was previously employed by The Risk Management Association and was an Executive Vice President and Senior Lender at Peoples Savings Bank.

(5)	Diane L. Walker joined the Company and was elected Executive Vice President and Chief Financial Officer of the Company and Bank in January 2006 and Treasurer of the Bank and the Company in March 2006. Ms. Walker was an independent consultant to financial institutions from 2002 to 2006 for SEC financial reporting and Sarbanes-Oxley assistance. Ms. Walker was Vice President and Controller of Andover Bank from 1991 to 2002. Ms. Walker is a certified public accountant.

(6)	Teresa K. Flynn joined the Bank in 2005 and was elected Senior Vice President, Human Resources of the Bank in January 2006. Ms. Flynn was an independent consultant prior to joining the Bank.

EXECUTIVE COMPENSATION
     The following table sets forth for the fiscal years ended December 31, 2008, 2007 and 2006, certain information concerning the compensation paid or accrued to each person serving as the Company’s principal executive officer (“CEO”) and the Company’s two most highly compensated officers other than the CEO and up to two additional persons who would have been among the Company’s three most highly compensated officers other than the CEO, but for the fact that he or she was not serving as an executive officer at the end of the fiscal year ended December 31, 2008 (collectively, the “Named Executive Officers”).
Summary Compensation Table (1)

						Change in
						Pension
						Value and
						Non-qualified
						Deferred Com-	All
Name and				Stock	Option	pensation on	Other Com-
Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	Earnings ($)	pensation ($)	Total ($)

Gerald T. Mulligan,	2008	$348,400	$-0-	$30,000	$16,400	$-0-	$-0-	$394,800
President and Chief	2007	335,000	40,000	-0-	23,400	-0-	-0-	398,400
Executive Officer	2006	335,000	-0-	65,640	18,800	-0-	-0-	419,440

Michael J. Ecker,	2008	163,800	-0-	22,000	10,890	-0-	-0-	196,690
Executive Vice President	2007	171,750	28,000	-0-	16,140	-0-	-0-	215,890
and Chief Lending Officer	2006	184,500	-0-	41,025	11,280	-0-	-0-	236,805

Stephen B. Jones,	2008	166,400	-0-	18,000	10,015	-0-	-0-	194,415
Executive Vice President,	2007	160,000	27,000	-0-	14,390	-0-	-0-	201,390
Retail Banking	2006	146,462	-0-	41,025	11,280	-0-	-0-	198,767

(1)	There was no non-equity incentive plan compensation in the years 2008, 2007 and 2006 and therefore it is not included in the table.
     There are no other benefits made available to executive officers that are not made available to all employees of the Bank. See “Executive Compensation — Benefits”. Employees of the Bank, including the executive officers, are covered by the Bank’s retirement plans, group health and group life insurance programs, short-term and long-term disability programs and business related travel accident insurance plan.
     The Company’s general policy is that executive compensation is designed to attract, retain and motivate accomplished executives and should primarily consist of three components: base salary, short-term annual cash incentive bonuses, and long-term equity incentive elements such as stock options and restricted stock. The objective of the Company is to fairly compensate the executive officers in light of their individual performances and contributions to the performance of the Company, thereby aligning the executive’s interests with the shareholders. The Named Executive Officers participate in other employee benefits programs that are provided or available to the general employee population such as retirement, health care, disability, and life insurance.
     During 2006, the Committee decided to change the long-term incentive compensation program so that executive officers and select key employees would receive a combination of stock options and restricted stock awards. Historically, stock options had served as the primary vehicle for equity grants to key employees under previously approved Stock Option Plans. Restricted stock awards were added as a new component of long-term compensation in 2006 which reduced the relative weighting of stock option grants. In deciding to rely less heavily on stock options, the Committee considered changes in accounting rules that require that stock options be expensed as of January 1, 2006, and compensation trends at other companies. The Committee also considered that recipients of restricted stock, unlike recipients of stock options, would benefit whether or not the market price of the Company’s Common Stock increased after the grant date.
     The Company’s Incentive Compensation Plan provides for the payment of bonuses to officers, including the Named Executive Officers, under certain circumstances based upon the Company’s pre-tax earnings adjusted for gains or losses from sales of assets, targeted returns on assets and the individual’s achievement of established goals and objectives as well as increases in total loans and core deposits. Amounts are allocated to participants as determined by the Company’s Compensation Committee taking into account the recommendation of the President and subject to approval by its Board of Directors. During the years ended December 31, 2008 and 2007, cash payments totaling $234,000 and $333,000, respectively, were made to all employees, of which cash payments of $0 and $85,000 were made to the Named Executive Officers, respectively. During the year ended December 31, 2008, stock awards with a grant date fair value totaling $70,000 were made to the Named Executive Officers in lieu of a cash bonus. These stock awards represent shares of common stock with a transfer restriction of one year.
     Section 111(b) of the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Reinvestment Act of 2009 (“ARRA”), will require the Treasury to adopt compensation and governance standards that, among other things, would prohibit the Company from “paying or accruing any bonus, retention award, or incentive compensation” to the Company’s most highly-compensated employee (currently Gerald T. Mulligan). The ARRA amendments to Section 111 expressly except from the bonus limitation, however, a “long-term” restricted stock award, provided that such restricted stock does not fully vest while Treasury holds any of the Senior Preferred, has a value not greater than one-third (1/3) of the total amount of annual compensation of the Company’s “most highly-compensated employee,” and is subject to such other terms and conditions as the Treasury may determine is in the public interest.
     All stock option grants have an exercise price equal to the closing market price of Common Stock on the date of grant or later and are typically subject to a two-year vesting schedule. The option awards represent the fair value of the grants based on their vesting period and match the compensation cost recorded in the Consolidated Financial Statements. There were no option awards made to any of the Named Executive Officers in 2008.
Grants of Plan-Based Awards in Last Fiscal Year
     The following table sets forth the individual Plan-based awards for each of the Named Executive Officers during 2008.

		All Other	All Other
		Stock	Option
		Awards;	Awards;		Grant Date
		Number	Number of		Fair Value
		of Shares	Securities	Price of	of Stock and
		of Stock	Underlying	Stock	Option
Name	Grant Date	or Units (#)	Options (#)	Awards ($/Sh)	Awards($)

Gerald T. Mulligan	12/04/08	3,750	—	$8.00	$30,000

Michael J. Ecker	12/04/08	2,750	—	8.00	22,000

Stephen B. Jones	12/04/08	2,250	—	8.00	18,000

Outstanding Equity Awards At Fiscal Year End (1)
     The following table sets forth the number and value of shares of Common Stock of the Company subject to options held by the Named Executive Officers as of December 31, 2008.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date

Gerald T. Mulligan	6,000	2,000	$16.39	12/14/14
	10,000	—	16.41	12/22/13

Michael J. Ecker	4,500	1,500	16.39	12/14/14
	6,000	—	16.41	12/22/13

Stephen B. Jones	3,750	1,250	16.39	12/14/14
	6,000	—	16.41	12/22/13

(1)	The stock awards granted in 2008 represent shares of common stock with a transfer restriction of one year. These stock awards were fully vested upon grant and are therefore not reflected as restricted stock in the table above.
Stock Option Plans
     On July 1, 2001, the Company assumed the Bank’s two stock option plans, the Lawrence Savings Bank 1986 Stock Option Plan (the “1986 Stock Option Plan”) and the Lawrence Savings Bank 1997 Stock Option Plan (the “1997 Stock Option Plan”).
     The 1986 Stock Option Plan expired in 1996 and the remaining grants issued thereunder were exercised or expired in 2006. The 1997 Stock Option Plan was adopted by the Bank’s Board of Directors on December 18, 1997, approved by the Bank’s stockholders on May 5, 1998, and expired by its terms in December 2007. Both incentive stock options and non-qualified stock options may be granted pursuant to the 1997 Stock Option Plan and options outstanding under the 1997 Stock Option Plan continue to be exercisable in accordance with their terms.
     The LSB Corporation 2006 Stock Option and Incentive Plan (the “2006 Stock Option and Incentive Plan”) was adopted by the Company’s Board of Directors on December 22, 2005, approved by the Company’s stockholders on May 2, 2006, and will expire by its terms in December 2016. Both incentive stock options and non-qualified stock options may be granted pursuant to the 2006 Stock Option and Incentive Plan. The 2006 Stock Option and Incentive Plan also allows awards of restricted stock awards subject to certain limitations. Through December 31, 2008, there were 68,575 stock options and 23,500 restricted stock awards that have been granted under the 2006 Stock Option and Incentive Plan.
     The 1997 Stock Option Plan and the 2006 Stock Option and Incentive Plan (the “Plans”), are administered by the Compensation Committee of the Company. The Compensation Committee consists of Messrs. Burke, Harrington, Shaheen and Ms. McDonough, all of whom have been determined by the Board of Directors to be “independent” as defined under the requirements of the Nasdaq Stock Market, Inc., the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002.

     The following table provides information with respect to the Company’s equity compensation plans as of December 31, 2008.
Equity Compensation Plan Information

# of Securities
	to be Issued		# of Securities Remaining
	Upon Exercise		Available for Future
	Of Outstanding	Weighted Average	Issuance Under Equity
	Options,	Exercise Price of	Compensation Plan
	Warrants and	Outstanding Options	(Excluding Securities
Plan category	Rights	Warrants and Rights	Referenced in Column (a)
	(a)	(b)	(c)

Equity compensation plans approved by security holders	248,100	$14.33	307,925
Equity compensation plans not approved by security holders	—	—	—

Total	248,100	$14.33	307,925

     As of December 31, 2008, stock options for the purchase of an aggregate of 248,100 shares of Common Stock at an average exercise price per share of $14.33 were outstanding under the Plans. Of these options, 240,725 were exercisable on that date and had a weighted average remaining life of 3.7 years. During 2008, 9,500 options were exercised at an average exercise price of $12.39. As of December 31, 2008, there were 307,925 awards available for issuance under the Company’s 2006 Stock Option and Incentive Plan and none remaining for issuance under any other Plan.
Benefits
     Insurance and Other Benefits. The Company provides full-time officers and employees with major medical, hospitalization, dental, vision, life, travel accident, and short-term and long-term disability insurance under group plans which are available generally and on the same basis to all full-time employees. All full-time employees are required to pay between 20% to 25% of each month’s medical and dental insurance premiums and all part-time employees meeting minimum hours of service requirements pay 50% of each month’s medical and dental insurance premiums.
     The Company also sponsors a 401(k) Savings Plan and an Employee Stock Ownership Plan. Generally, all employees who meet the eligibility requirements participate in both Plans, subject to certain limits. The Company may also match officer and employee contributions for participants in the 401(k) Savings Plan. The Bank matched 25% of employees’ contributions up to 4% of each employee’s salary during 2007 and 2008. Participants have several investment options, including a fund which invests solely in Common Stock of the Company. The Company offers an Employee Stock Ownership Plan which became effective January 1, 2007, whereby the Bank purchases Common Stock of LSB Corporation in the open market and allocates the shares to all eligible employees. In 2007 and 2008, the Company made a contribution to all participants equal to 3% of their compensation. Certain Named Executive Officers have individual Change-in-Control agreements, all other employees are covered by a Company-wide Special Separation Plan setting minimum and maximum payments to all covered employees. See “Executive Compensation — Severance and Change-in-Control Benefits” for further information. As mentioned previously in the Executive Compensation section, no additional benefits accrue to the Named Executive Officers that are not also offered to all full-time employees.
     Pension Plan and Non-Qualified Compensation Plans. None of the Named Executive Officers was eligible to join the Savings Banks Employees Retirement Association (“SBERA”) Pension Plan. The SBERA Pension Plan was terminated December 31, 2006, with all available assets in the Pension Plan having been distributed to the participants during 2007.
     Supplemental Executive Retirement Plan. The Company does not provide any executive benefit in the form of supplemental executive retirement plans to any of the Named Executive Officers or otherwise. However, the Company previously adopted two supplemental executive retirement plans for the benefit of Paul A. Miller, the former President and Chief Executive Officer (the “SERPs”) who retired effective January 1, 2007.
     Employment Agreements. There are no employment agreements held by any of the Named Executive Officers other than the change-in-control agreements discussed below.
     Other Benefits. Contrary to prevailing industry practices, the Company does not provide automobiles, club memberships, annual physicals, or individual benefits of any sort.

Severance and Change-In-Control Benefits/TARP Prohibitions
     The Named Executive Officers have executed individual change-in-control agreements. Detailed descriptions of those agreements were filed with the SEC as exhibits to the Company’s Form 10-Q filed August 14, 2006, and are incorporated herein by reference. Each agreement requires the payment in a lump sum of three times the executive’s compensation, as defined, and includes base salary and bonus, and the continuation of benefits for the same period of time. A change-in-control has been deemed to have occurred when 25% of the ownership of the Company has been acquired.
     As previously disclosed on Form 8-K, on December 12, 2008, as part of the United States Department of the Treasury (the “Treasury”) Capital Purchase Program established under the Troubled Asset Relief Program (the “TARP”), the Company entered into a Securities Purchase Agreement (the “SPA”) with Treasury, pursuant to which the Company issued on December 12, 2008 (i) 15,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, liquidation preference $1,000 per share (the “Preferred Stock”), and (ii) warrants to purchase 209,497 shares of the Company’s common stock, par value $0.10 per share, for an aggregate purchase price of $15,000,000 in cash. Pursuant to the terms of the SPA, the Company is required to have in place certain limitations on the compensation of certain executives, applicable in certain situations. The ARRA, enacted on February 17, 2009, prohibits the Company from making any severance payment to the Named Executive Officers, any other senior executive officer and certain other officers of the Company, including severance payments made under existing change-in-control agreements so long as Treasury holds any Preferred Stock.
Indebtedness of Directors and Management and Certain Transactions with Management and Others
     Certain Directors and officers of the Company are customers of the Bank and, from time to time, have entered into transactions with the Company in the ordinary course of business. In addition, certain Directors of the Company are Directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions with Directors and officers of the Company, and with such corporations and partnerships, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not affiliated with the Company, and do not involve more than normal risk of collectibility, or present other features unfavorable to the Company. As a matter of policy, the Bank also makes loans to other employees.
     Extensions of credit to officers of the Company are restricted by Company policy and Massachusetts law to an amount not more than $100,000 generally, whether secured or unsecured, and not more than $200,000 for educational purposes, and a loan not exceeding $750,000 may be made to officers secured by a mortgage on their primary residence. All extensions of credit and loans to officers must be approved by the Executive Committee of the Board of Directors of the Company, and all extensions of credit and loans to executive officers and Directors who are considered “insiders” must also be approved by the Bank’s Board of Directors.
     In addition, the Bank is subject to the provisions of Regulation “O” of the Board of Governors of the Federal Reserve System, which: (i) requires the Company’s executive officers, Directors and control persons to report to the Bank’s Board of Directors any indebtedness to the Bank, (ii) establishes requirements and restrictions as to the terms, size of and approvals necessary for extensions of credit by the Bank to its executive officers, Directors, and control persons and their “related interests,” and (iii) requires any such loans to be made at the same rates and on the same terms and conditions as comparable loans to unaffiliated persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information, as of February 28, 2009, regarding the beneficial ownership of Common Stock by: (i) each Director and Nominee; (ii) each of the executive officers during the last fiscal year; (iii) all Directors, Nominees and such executive officers as a group; and (iv) each person who, to the knowledge of the Company, beneficially owned more than 5% of the Common Stock at the Record Date. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned.

	Amount
	and Nature
	of Beneficial		Percent of
Name of Beneficial Owner	Ownership (1) (2) (3)		Class (4)
Directors, Nominees and Executive Officers
John P. Bachini, Jr.	1,388		*
Malcolm W. Brawn	28,240	(5)	*
Thomas J. Burke	19,690		*
Richard Hart Harrington	11,495		*
Robert F. Hatem	15,765		*
Marsha A. McDonough	11,540		*
Gerald T. Mulligan	76,881		1.67%
Kathleen Boshar Reynolds	11,940		*
Fred P. Shaheen	2,830		*
Michael J. Ecker	31,084		*
Teresa K. Flynn	10,909		*
Stephen B. Jones	22,428		*
Jacob Kojalo	26,984		*
Diane L. Walker	15,774		*
All Directors, Nominees and executive officers as a Group (14 persons)	286,948	(6)	6.24%
5% or more Stockholders:
First Manhattan Co.	225,596	(7)	5.05%
John Sheldon Clark	287,600	(8)	6.25%
Wellington Management Company, LLP	301,415	(9)	6.55%

*	Less than one percent

(1)	In accordance with the applicable rules of the SEC, a person is deemed to be the beneficial owner of shares of the Common Stock of the Company if he or she has or shares voting power or investment power with respect to such shares or has the right to acquire beneficial ownership of such shares at any time within 60 days. As used herein, “voting power” means the power to vote or direct the voting of shares, and “investment power” means the power to dispose or direct the disposition of shares. Unless otherwise indicated, each person named has sole voting and sole investment power with respect to all shares indicated.

(2)	Includes shares of the Company’s Common Stock which Directors and executive officers of the Company have the right to acquire within 60 days of February 28, 2009, pursuant to options granted under the 1997 Stock Option Plan and the 2006 Stock Option and Incentive Plan of the Company. As of such date, the following persons have exercisable options to purchase the number of shares indicated: Mr. Mulligan, 16,000 shares; Mr. Ecker, 10,500 shares; Ms. Flynn, 6,275 shares; Mr. Jones, 9,750 shares; Mr. Kojalo, 20,375 shares; Ms. Walker, 9,375 shares; Messrs. Bachini and Shaheen, 1,000 shares each; Ms. Boshar Reynolds, 7,500 shares; Mr. Burke, 11,000 shares; Messrs. Brawn, Harrington and Hatem, 9,000 shares each; Ms. McDonough, 8,000 shares; and all Directors, Nominees and executive officers as a group, 127,775 shares.

(3)	Includes shares held in trust in the Company’s 401(k) Savings Plan and shares allocated by the Employee Stock Ownership Plan. The estimated shares held with respect to each participant in the 401(k) Savings Plan are: Mr. Mulligan, 6,286 shares; Mr. Ecker, 0 shares; Ms. Flynn 2,219 shares; Mr. Jones, 606 shares; Mr. Kojalo, 599 shares; Ms. Walker, 0 shares; and all executive officers as a group (6 persons), 9,710 shares, respectively. The estimated shares allocated with respect to each participant in the Employee Stock Ownership Plan are: Mr. Mulligan, 863 shares; Mr. Ecker, 734 shares; Ms. Flynn 415 shares; Mr. Jones, 706 shares; Mr. Kojalo, 665 shares; Ms. Walker, 649 shares; and all executive officers as a group (6 persons), 4,032 shares, respectively.

(4)	Computed on the basis of 4,470,941 outstanding shares as of February 28, 2009, plus 127,775 shares subject to options exercisable within 60 days of February 28, 2009, held by the named individuals or group.

(5)	Includes 1,000 shares owned by his spouse, as to which Mr. Brawn disclaims beneficial ownership.

(6)	The stated number of shares owned by the Directors, Nominees and executive officers of the Company as a group includes 159,173 shares currently issued and outstanding and 127,775 shares subject to stock options exercisable within 60 days of February 28, 2009.

(7)	Based solely on Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2009, First Manhattan Co. reports aggregate beneficial ownership of 225,596 shares of Common Stock. First Manhattan Co. reports sole voting and dispositive power with respect to 219,096 shares, and shared dispositive power with respect to 6,500 shares. First Manhattan Co.’s address is 437 Madison Avenue, New York, NY 10022.

(8)	Based solely on a Form 13D filed with the Securities and Exchange Commission on December 16, 2004, Mr. John Sheldon Clark reports beneficial ownership of 287,600 shares of Common Stock of the Company with sole voting and dispositive power with respect to 270,600 shares and shared voting and dispositive power with respect to 17,000 shares. Mr. Clark’s office address is 1633 Broadway, 30th Floor, New York, New York 10019.

(9)	Based solely on a Form 13G filed with the Securities and Exchange Commission on February 14, 2008, Wellington Management Company, LLP reports aggregate beneficial ownership of 301,415 shares of Common Stock of the Company with shared voting power with respect to 170,703 shares and shared dispositive power with respect to 301,415 shares. Wellington Management Company LLP’s address is 75 State Street, Boston, MA 02109.
Section 16(a) Beneficial Ownership Reporting Compliance
     Pursuant to regulations of the SEC and Section 16(a) of the Securities and Exchange Act of 1934, as amended, the Company’s officers and Directors and persons who own more than ten percent of a registered class of the Company’s equity securities must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market. Officers, Directors and greater-than-ten-percent stockholders are required to furnish the Company with copies of all ownership reports they file. Based solely on its review of the copies of such reports received by the Company with respect to its fiscal year ended December 31, 2008, or written representations from certain reporting persons, the Company believes that during 2008 all Section 16(a) filing requirements applicable to its officers, Directors, and greater-than-ten-percent stockholders were satisfied with the exception of Robert F. Hatem, who failed to timely file his stock purchases on Form 4. A Form 4 was filed by Robert F. Hatem on December 23, 2008, to reflect the purchases made during the previous two years in the open trading periods. In addition, a Form 4 to a former director, Byron R. Cleveland, Jr., and a Form 4 to Jacob Kojalo were considered tardy filings due to their filing on the fourth business day after their reportable event as compared to the filing requirement of two business days.
PROPOSAL 2
ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION
     The Company participated in the Troubled Assets Relief Program (commonly know as “TARP”) when on December 12, 2008, the Company issued and sold 15,000 shares of Senior Preferred Stock (the “Preferred Stock”) and ten-year warrants to purchase up to 209,497 shares of Company common stock at an exercise price of $10.74 per share, to the Treasury as part of the TARP Capital Purchase Program (the “CPP”), for an aggregate purchase price of $15,000,000. For the Company and other banking companies that have participated in TARP solely through the CPP, ARRA, which was enacted on February 17, 2009, requires that any proxy statement for an annual meeting of the stockholders during the period in which the Preferred Stock remains outstanding shall permit a separate stockholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosures include the compensation tables, related narratives and any other related material).
     Accordingly, the Company presents the following advisory proposal for stockholder approval:
“Resolved, that the stockholders approve the compensation of executive officers, as disclosed in the compensation tables, related narratives and any other related material in this proxy statement.”

     The above-referenced disclosures appear under the heading “Proposal 1 — Election of Three Class A Directors—Executive Compensation” in this proxy statement.
     The Board of Directors believes the compensation policies and procedures are strongly aligned with the long-term interests of its shareholders and that the executive compensation is prudent and reasonable in comparison to similar sized companies in the industry, generally, and especially in those portions of New England in which it competes with other banking companies in recruiting and retaining executive officers. Therefore, the Board of Directors recommends that stockholders vote “FOR” approval of this resolution. Unless otherwise indicated on your proxy, your shares will be voted “FOR” the approval of the compensation of executive officers.
     Under the ARRA, your vote is advisory and is not binding on the Board of Directors, it may not be construed as overruling a decision by the Board of Directors and it does not create or imply any additional fiduciary duty by the Board of Directors. However, the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering future executive compensation decisions.
PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors of the Company has appointed Wolf & Company, P.C. as its independent registered public accounting firm for the fiscal year ending December 31, 2009. Wolf & Company, P.C. has served as the Company’s independent auditors since fiscal year ended December 31, 2007. Wolf & Company, P.C. does not have any direct or indirect financial interest in the Company, nor has it had any connection with the Company in the capacity of promoter, underwriter, voting trustee, Director, officer or employee.
     The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2009. If the ratification of the appointment of the firm is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors for the next year.
     The professional services to be provided by Wolf & Company, P.C. include the audit of the annual consolidated financial statements of the Company, review of filings with various state and federal regulatory agencies, general accounting services and preparation of income tax returns.
     A representative of Wolf & Company, P.C. will be present at the 2009 Annual Meeting to answer appropriate questions that may be raised orally and to make a statement if he or she desires to do so.
Independent Auditor Fees
     The following table shows the fees paid or accrued by the Company for audit, audit-related and tax services provided by its independent accounting firm Wolf & Company, P.C. for the years ended December 31, 2008 and 2007:

Fee Category	2007	2008

Audit Fees	$125,500	$132,000
Audit-Related Fees	-0-	-0-
Tax Fees	24,000	25,000
All Other Fees	-0-	3,000

Total	$149,500	$160,000

     Audit fees include the audit of the Company’s annual financial statements, review of financial statements included in each of its Quarterly Reports on Form 10-Q, and services that are normally provided by the independent accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
     Audit related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit. In 2007, the Company paid its former independent audit firm, KPMG, LLP, $10,700 which is excluded from the table above.

     Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning. This category includes fees related to the preparation and review of federal and state tax returns.
     All other fees consist of fees for agreed upon procedures relating to the Company pension and 401(k) plans.
Audit Committee Pre-Approval of Services Performed by Our Independent Registered Public Accountants
     It is the policy of the Audit Committee to pre-approve all audit and permissible non-audit services to be performed by Wolf & Company, P.C. during the fiscal year. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined above, subject to the budget range for each category.
     All services related to audit fees, audit-related fees, tax fees and all other fees provided by Wolf & Company, P.C. during fiscal 2008 and 2007 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.
STOCKHOLDER PROPOSALS AT 2010 ANNUAL MEETING
     Under the rules of the SEC, if any stockholder intends to present a proposal at the Annual Meeting of Stockholders and desires that it be considered for inclusion in the Company’s Proxy Statement and form of proxy for such meeting, it must be received by the Company not less than 120 calendar days before the anniversary of the mailing date of the Company’s Proxy Statement for the prior year. Accordingly, if any stockholder intends to present a proposal at the 2010 Annual Meeting of Stockholders and wishes it to be considered in the Company’s Proxy Statement and form of proxy, such proposal must be received by the Company on or before December 2, 2009. In addition, the Company’s By-Laws provide that any Director nominations and new business submitted by a stockholder must be filed with the Secretary of the Company no fewer than 60 days, but no more than 90 days, prior to the date of the one-year anniversary of the previous Annual Meeting, and that no other nominations or proposals by stockholders shall be acted upon at the Annual Meeting. If, however, the Annual Meeting is more than 30 days earlier or more than 60 days later than the anniversary date of the prior Annual Meeting, then notice shall be timely if delivered to or mailed and received by the Company not later than the close of business on the later of (a) the 75th day prior to the scheduled date of such Annual Meeting or (b) the 15th day following the day on which public disclosure of the date of such Annual Meeting is first made by the Company. Certain exceptions under the By-Laws apply to Annual Meetings of Stockholders at which newly created seats of the Board of Directors are to be filled. Any such proposal should be mailed to: Cynthia J. Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845.
CODE OF PROFESSIONAL CONDUCT
     The Company has a Code of Professional Conduct (the “Code”) applicable to all of the Company’s Directors, officers and employees, including its principal executive officer, principal financial officer, and controller. The Code is posted on the Company’s website at www.riverbk.com. In addition, any waivers of the Code for Directors or executive officers of the Company will be disclosed in a report on Form 8-K.
OTHER MATTERS
     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no matters to be brought before the 2009 Annual Meeting other than those specifically listed in the Notice of Annual Meeting of Stockholders. However, if further business is properly presented, the persons named as proxies in the accompanying proxy will vote such proxy in their discretion in accordance with their best judgment.
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PN 100 & UP NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext NNNNNNNNN 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 5, 2009. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees. 1. Election of three Class A Directors for a three-year term. For Withhold For Withhold For Withhold + 01 — Thomas J. Burke 02 — Marsha A. McDonough 03 — Kathleen Boshar Reynolds B Issues — The Board of Directors recommends a vote FOR the following proposals. For Against Abstain 2. Approval of the compensation of executive offices in an advisory (non-binding) vote. 3. Ratification of the appointment of Wolf & Company, P.C. as LSB Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009. In their discretion, the proxies are authorized to vote upon such other business as may officers properly come before the meeting or at any adjournments or postponements thereof. C Non-Voting Items Change of Address — Please print new address below. D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please be sure to sign and date this Proxy. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles. If a corporation or partnership, the President or authorized person must sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN1 U P X 0 2 0 9 2 2 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 0108GB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy Annual Meeting of Stockholders to be held May 5, 2009 Proxy Solicited on Behalf of the Board of Directors The undersigned hereby appoints Gerald T. Mulligan and Michael J. Ecker, and each of them, as true and lawful proxies, with full power of substitution, on behalf of the undersigned, to attend the Annual Meeting of Stockholders of LSB Corporation at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on May 5, 2009 at 10:00 a.m., and any adjournments or postponements thereof (the “Annual Meeting”), and thereat to vote all shares of Common Stock, par value $0.10 per share, of LSB Corporation standing in the name of the undersigned, with all the powers which the undersigned would possess if personally present at the Annual Meeting, hereby revoking all previous proxies. In their discretion, the proxies are further authorized to vote upon such other matters as may properly come before the Annual Meeting. Each of such proxies, or his substitute, shall have and may exercise all the powers granted herein. This proxy is revocable at any time before it is voted by giving written notice of such revocation to the Secretary of LSB Corporation, or by signing and duly delivering a proxy bearing a later date or by attending the Annual Meeting and voting in person. The undersigned reserves the right to attend the Annual Meeting and to vote in person. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 5, 2009, the accompanying Proxy Statement and the 2008 Annual Report on Form 10-K. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.